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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         March 12, 2004 (March 11, 2004)
                Date of Report (Date of Earliest Event Reported)

                                 Gevity HR, Inc.
               (Exact Name of Registrant as Specified in Charter)



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
                Florida                                 0-22701                              65-0735612
                -------                                 -------                              ----------
    (State or Other Jurisdiction of            (Commission File Number)           (IRS Employer Identification No.)
            Incorporation)

                             600 301 Boulevard West
                                    Suite 202
                            Bradenton, Florida 34205
              (Address of Principal Executive Offices and Zip Code)

                                 (941) 748-4540
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.    OTHER EVENTS AND REQUIRED FD DISCLOSURE

         On March 11, 2004, the Board of Directors of Gevity HR, Inc. declared a quarterly dividend of $0.06 per common share payable to all shareholders of record as of April 15, 2004 to be paid on April 30, 2004. A press release was issued on March 11, 2004 disclosing the declaration of the dividend and is attached hereto as Exhibit 99.1.

ITEM 7.    EXHIBITS

        (c)      Exhibits.

      EXHIBIT
      NUMBER         DESCRIPTION
      ------         -----------

     99.1 Press Release Announcing the Declaration of a Dividend, dated March 11, 2004.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Date: March 12, 2004

                                         GEVITY HR, INC.


                                         By:      /s/ Gregory M. Nichols
                                              ------------------------------
                                         Name:    Gregory M. Nichols
                                         Title:   Senior Vice President


                                  EXHIBIT INDEX

EXHIBIT
NUMBER   DESCRIPTION
------   -----------

99.1     Press Release Announcing the Declaration of a Dividend, dated March 11,
         2004.